Exhibit 10.4
PARTICIPATION AGREEMENT
This Participation Agreement is made and entered into as of ____, 20__ (including any supplements hereto or amendments hereof, the “Participation Agreement”) by and between The RMR Group LLC, a Maryland limited liability company (“RMR”), as managing member of RMR Employee Carry Holdco LLC, a Delaware limited liability company (the “Company”), and the undersigned Member of the Company (the “Member”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended and Restated Limited Liability Company Agreement of the Company dated as of May 2, 2025 (as it may be amended, supplemented, or amended and restated from time to time, the “LLC Agreement”).
RECITALS
WHEREAS, the Member is being admitted as a member of the Company; and
WHEREAS, pursuant to Section 3.2 of the LLC Agreement, the Company wishes to issue certain Capital Interests and Promote Interests to the Member, entitling the Member to a share of income and distributions related to the one or more Portfolio Investments as set forth in this Participation Agreement, each Portfolio Investment Supplement attached hereto, and any subsequent updates or amendments thereto.
NOW THEREFORE, the Company and the Member agree as follows:
1.Economic Provisions.
a.In accordance with Section 3.2(b) of the LLC Agreement, the Member agrees to make a Capital Contribution to the Company in respect of the Member’s Capital Interest with respect to each Portfolio Investment set forth on the applicable Portfolio Investment Supplement attached hereto.
b.The Member acknowledges and agrees that each Promote Interest received in respect of each Portfolio Investment is subject to adjustment as set forth in Section 2 of this Participation Agreement and in Section 3.2(f) of the LLC Agreement.
c.The Member acknowledges and agrees that the issuance of each Promote Interest to the Member is expressly conditioned upon the Member’s execution of a Guaranty Agreement, substantially in the form set forth on Exhibit A, with respect to each Portfolio Investment in which Member receives a Promote Interest. In the event the Member does not provide its fully executed Guaranty Agreement when and as required by RMR, any corresponding Promote Interest purportedly issued to the Member shall be null and void.
2.Vesting.
a.Good-Leaver Withdrawal. In the event that the Member converts into a Special Member pursuant to Article IX of the LLC Agreement, the Member’s Vested Promote in connection with each Portfolio Investment shall be adjusted as set forth below. If the Member converts into a Special Member:

i.before the 1st anniversary of the Issuance Date of a Portfolio Investment, as set forth on Schedule A hereto, the Member’s Vested Promote with respect to such Portfolio Investment shall be 0%;
ii.on or after the 1st anniversary of the Issuance Date of a Portfolio Investment, as set forth on Schedule A hereto, but before the 2nd anniversary of the Issuance Date of such Portfolio Investment, as set forth on Schedule A hereto, the Member’s Vested Promote with respect to such Portfolio Investment shall be 25%;
iii.on or after the 2nd anniversary of the Issuance Date of a Portfolio Investment, as set forth on Schedule A hereto, but before the 3rd anniversary of the Issuance Date of such Portfolio Investment, as set forth on Schedule A hereto, the Member’s Vested Promote with respect to such Portfolio Investment shall be 50%;
iv.on or after the 3rd anniversary of the Issuance Date of a Portfolio Investment, as set forth on Schedule A hereto, but before the 4th anniversary of the Issuance Date of such Portfolio Investment, as set forth on Schedule A hereto, the Member’s Vested Promote with respect to such Portfolio Investment shall be 75%; or
v.on or after the 4th anniversary of the Issuance Date of a Portfolio Investment, as set forth on Schedule A hereto, the Member’s Vested Promote with respect to such Portfolio Investment shall be 100%.
In addition, upon disposition of a Portfolio Investment by the Company, the Member’s Vested Promote shall be 100% with respect to such Portfolio Investment.
RMR may, in its sole discretion, accelerate the vesting schedule.
b.Vesting Reduction. In the event that the Member (i) is removed from the Company in connection with a for Cause termination or (ii) engages in any act, fails to act or engage in other conduct that constitutes a breach of Section 2(c) below, the Member shall forfeit the entirety of its Promote Interest(s) in respect of each Portfolio Investment and all rights thereto, including, without limitation, any rights to receive any Promote Distributions whether or not such Promote Interest is a Vested Promote, as further provided in Section 9.1(e) of the LLC Agreement.
c.Restrictive Covenants.
i.Non-Solicitation: During employment with RMR and (a) with respect to an employee/former employee for 60 months thereafter, or (b) with respect to a partner/former partner for 24 months thereafter, an employee/former employee or partner/former partner, respectively, will not (and will not attempt to) (i) solicit, hire, engage or partner with any employee or person otherwise engaged to provide services to, or who is an equity owner of, or member, manager or partner of RMR or its Affiliates within 12 months prior to the separation date or (ii) solicit or accept any investment from any investor in a Fund which were investors in such Fund within 12 months prior to the separation date.
ii.Non-Disparagement: During employment with RMR and thereafter without limitation as required by law or legal process, each employee/former employee agrees that he/she/they will not, directly or indirectly, make, publish or communicate any comment or statement in the media (including, but not limited to, posting any comment or statement on a social media site or otherwise on the Internet) or to the press or to any individual or entity, whether written or oral, which defames or disparages RMR or any of its and their Affiliates, or any of their businesses, plans or prospects, or any of their respective employees, consultants, partners, members or shareholders.
3.Representations. The Member acknowledges that it has received a copy of the LLC Agreement and the relevant underwriting information applicable to each Portfolio Investment set forth on each Portfolio Investment Supplement, including but not limited to any investment committee memoranda related thereto. The Member has either (a) consulted, and has been fully advised by, the Member’s own tax advisor, regarding the federal, state and local tax consequences of acquiring a Promote Interest, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Code, and pursuant to the corresponding provisions, if any, of applicable state laws; or (b) has knowingly chosen not to consult a tax advisor. The Member further acknowledges that it has either (a) consulted, and has been fully advised by, the Member’s own legal counsel regarding the terms of acquiring a Portfolio Investment; or (b) has knowingly chosen not to consult legal counsel. A Member that chooses to exercise its right to make an election under Section 83(b) of the Code with respect to the Member’s Promote Interest shall properly complete and submit the attached form hereto within 30 days of the issuance of its Promote Interest, and shall provide a copy thereof to the Company.
4.Promote Interest. Any amounts payable in respect of the Member’s Promote Interest shall not be deemed salary or other compensation to the Member for the purposes of computing benefits to which the Member (or the Member’s beneficiaries) may be entitled under any pension plan or other arrangement of RMR, the Company or any Company Affiliates, unless such pension plan or arrangement expressly provides for payments in respect of the Member’s Promote Interest to be included as compensation thereunder.
5.Conflicts. As between the LLC Agreement and this Participation Agreement, if there is any conflict, contradiction or express inconsistency between the LLC Agreement, on the one hand, and this Participation Agreement, on the other hand, this Participation Agreement will control.
6.Governing Law. This Participation Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws thereof or of any other jurisdiction that would call for the application of the substantive laws of a jurisdiction other than the State of Delaware. It is the intent of the Members upon execution hereof that this Participation Agreement shall be deemed to have been prepared by all of the parties to the end that no Member shall be entitled to the benefit of any favorable interpretation or construction of any term or provision hereof under any rule or law.
7.Counterparts. This Participation Agreement may be executed in multiple counterparts, and each such counterpart shall be considered an original, but all of which together shall constitute one and the same instrument. The exchange of executed copies of this Participation Agreement by facsimile, Portable Document Format (PDF) or electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law (e.g., www.docusign.com)) transmission shall constitute effective execution and delivery of this Participation Agreement as to the parties for all purposes, and the signatures of the parties transmitted by facsimile, Portable Document Format (PDF) or electronic mail shall be deemed to be their original signatures for all purposes.
8.Arbitration. Except for injunctive relief, any dispute, controversy or claim between the Member and RMR arising in connection with (a) the interpretation, performance, or any other matter relating to or arising under this Participation Agreement or any amendment hereof, (b) the breach or alleged breach of this Participation Agreement, (c) or the actions or inactions of the Member hereunder, will be determined and settled in accordance with the arbitration agreements entered into by the Member in connection with its employment with RMR.
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IN WITNESS WHEREOF, the parties hereto have signed and delivered or caused their duly authorized representatives, officers or agents to sign and deliver this Participation Agreement as of the date first written above.
MANAGING MEMBER:
THE RMR GROUP LLC

By: _____________________________________
Name:
Title:

MEMBER:

_________________________________________

MEMBER ADDRESS:

_________________________________________
_________________________________________

Portfolio Investment Supplement
Dated as of ___, 20__
Reference is hereby made to (i) the Amended and Restated Limited Liability Company Agreement of RMR Employee Carry Holdco LLC, a Delaware limited liability company (the “Company”) dated as of May 2, 2025 (as it may be amended, supplemented, or amended and restated from time to time, the “LLC Agreement”) and (ii) the Participation Agreement dated as of ___, 20__ (as it may be amended, supplemented, or amended and restated from time to time, the “Participation Agreement”) by and between The RMR Group LLC, a Maryland limited liability company as the managing member of the Company (“RMR”), and ___________, as a Member of the Company (the “Member”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the LLC Agreement and the Participation Agreement, as applicable.
In accordance with Section 1 of the Participation Agreement, the Company hereby grants to the Member the Portfolio Investments, set forth in the table below as of the date first written above.

Portfolio Investment	Description	Capital Contribution	Promote Interest	Issuance Date
[•]		$[•]	[•]%	___, 20__
[•]		$[•]	[•]%	___, 20__

MANAGING MEMBER:
THE RMR GROUP LLC

By: _____________________________________
Name:
Title:

MEMBER:

_________________________________________

Guaranty Agreement
Reference is hereby made to (i) the Amended and Restated Limited Liability Company Agreement of the RMR Employee Carry Holdco LLC, a Delaware limited liability company (the “Company”) dated as of May 2, 2025 (as it may be amended, supplemented, or amended and restated from time to time, the “LLC Agreement”), (ii) the Participation Agreement dated as of ___, 20__ (as it may be amended, supplemented, or amended and restated from time to time, the “Participation Agreement”) by and between The RMR Group LLC, a Maryland limited liability company as the managing member of the Company (“RMR”), and the Guarantor (as defined below), as a Member of the Company, and (iii) the Portfolio Investment Supplement attached to the Participation Agreement and dated as of ___, 20__ (the "Portfolio Investment Supplement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the LLC Agreement and the Participation Agreement, as applicable.
In consideration of the right to receive Promote Distributions in connection with the Portfolio Investment granted pursuant to the Portfolio Investment Supplement, and in respect of other consideration, the receipt and sufficiency of which are hereby acknowledged:
I, ______________ (the “Guarantor”) hereby unconditionally guarantee (the “Guaranty”) to the Company, upon the terms and conditions hereinafter provided, the prompt payment when due of the amounts required to be paid by me to the Company as described in Section 5.4 of the LLC Agreement (the “Guaranteed Obligations”).
1.Renewal or Extension. This Guaranty shall continue to be effective notwithstanding any renewal or extension of time of payment hereunder.
2.Nature of Guaranty. This Guaranty is a guarantee of payment and not of collectability. My liability hereunder is absolute, independent and unconditional. In the event of default in payment by me under the Guaranteed Obligations, my liability hereunder shall constitute an immediate, direct and primary obligation and shall not be contingent upon the Company’s exercise or enforcement of any remedy available against me or any other person.
3.Choice of Law. Any suits or special proceedings hereunder shall be construed in accordance with and under the laws of the State of Delaware, and any action, special proceeding or other proceeding arising out of or in connection with this Guaranty, shall be governed by the laws of the State of Delaware to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted. Venue of any action or proceeding arising out of or in connection with this Agreement shall be in federal and state courts in and of the State of Delaware.
4.Term. This Guaranty shall continue until the Guaranteed Obligations, if any, has been paid in full or upon determination that there is no Guaranteed Obligation.
5.Waiver. Waiver by the Company of any breach of this Guaranty or the failure of the Company to exercise any right hereunder, or any right contained in any instrument relating to an obligation guaranteed hereunder, shall not be deemed to be a waiver of any breach or right. The failure of any party to take action by reason of any such breach or to exercise any such right, shall not deprive such party of the right to take action at any time while such breach, or conditions giving rise to such right, continues or recurs.

6.Written Waiver. No waiver or modification of this Guaranty, or any covenant, condition or limitation herein contained, shall be valid, unless in writing and duly executed by the Company.
7.Severability. All agreements and covenants contained herein are severable, and in the event of any of them shall be held to be invalid by any competent court, this contract shall be interpreted as if such invalid agreements or covenants were not contained herein.
8.Third Party Beneficiaries. This Guaranty may be enforced by the Fund or any limited partner of the Fund as a third-party beneficiary of this Guaranty.
9.Additional Terms. All terms herein shall have the same meaning as provided of in the Agreement and I agree to be bound by the terms of the Guaranteed Obligations as if set out here in full.
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IN WITNESS WHEREOF, intending to be bound, the undersigned Guarantor has executed this Guaranty as of this ____day of _____, 20__.

By: ____________________________________
Name:

Annex
ELECTION TO INCLUDE PROPERTY IN GROSS
INCOME PURSUANT TO SECTION 83(b) OF THE
INTERNAL REVENUE CODE
The undersigned was issued equity interests (collectively, the “Equity”) of RMR Employee Carry Holdco LLC, a Delaware limited liability company (the “Company”) on May ___, 2025 (the “Grant Date”). The undersigned desires to make an election to have the Equity taxed under the provision of Section 83(b) of the U.S. Internal Revenue Code of 1986, as amended (“Code §83(b)”), at the time such equity interests were issued.
Therefore, pursuant to Code §83(b) and U.S. Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Equity (described more fully in Paragraph 2 below), to report as taxable income for calendar year 20__ the excess, if any, of the fair market value of the Equity on the Grant Date over the purchase price thereof, if any.
The following information is supplied in accordance with Treasury Regulation §1.83-2(e):
1.The name, address and social security number of the undersigned:
Name: ______________________
Address: ____________________
____________________
SSN: _______________________
2.A description of the property with respect to which the election is being made: Profits Interests in the Company.
3.The property was transferred on the Grant Date, as set forth above. The taxable year for which such election is made: calendar year 20__.
4.The restrictions to which the property is subject: The Equity is subject to certain vesting and forfeiture restrictions, transfer and certain other restrictions and continuing obligations.
5.The aggregate fair market value on the Grant Date of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $0.00.
6.The aggregate amount paid for such property: $0.00.
7.A copy of this election has been furnished to the Company pursuant to Treasury Regulation §1.83-2(e)(7).
Signed: __________
Dated: ___________